SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2006

CAPITAL TRUST, INC.

(Exact Name of Registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Park Avenue, 14th Floor, New York, NY 10022

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (212) 655-0220

     N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 10, 2006, a consolidated statutory trust subsidiary of Capital Trust, Inc. (the “Company”), CT Preferred Trust I (“CT Trust”), sold $50,000,000 of undivided preferred beneficial interests in its assets (the “Trust Preferred Securities”) in a private transaction exempt from registration under the Securities Act of 1933, as amended (the “Trust Preferred Offering”). The Trust Preferred Securities have a 30-year term ending April 2036, are redeemable at par on or after April 30, 2011 and pay distributions at a fixed rate of 7.45% for the first ten years ending April 2016 and thereafter, at a floating rate of three month LIBOR plus 2.65%. CT Trust’s assets consist solely of $51,550,000 of junior subordinated notes (the “Notes”) concurrently issued by the Company with terms that mirror the Trust Preferred Securities in exchange for the $51,550,000 of proceeds from the (i) issuance of the Trust Preferred Securities and (ii) undivided common beneficial interests in the assets of CT Trust (the “Common Trust Securities”) purchased by the Company. The Company entered into a Junior Subordinated Indenture (the “Indenture”) with JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), as trustee, dated February 10, 2006, which governs the terms of the Notes. The Company, JPMorgan Chase Bank, as property trustee, Chase Bank USA, N.A., as Delaware trustee, and certain officers of the Company listed therein as administrative trustees entered into the Amended and Restated Trust Agreement (“A&R Trust Agreement”) dated February 10, 2006, to provide for, among other things, (i) the issuance of the Common Trust Securities by CT Trust to the Company, (ii) the issuance and sale of the Trust Preferred Securities by CT Trust, and (iii) the acquisition by CT Trust from the Company of all of the right, title and interest in and to the Notes.

The foregoing description is qualified in its entirety by reference to the Indenture and the A&R Trust Agreement, both of which will be attached as exhibits to the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2006 which the Company intends to file in May 2006.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 of this Current Report on Form 8-K (“Form 8-K”) is incorporated herein by reference.

Item 8.01	Other Events.

A copy of the press release relating to the Trust Preferred Offering is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits
Exhibit Number	Description

99.1	Press Release dated February 10, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL TRUST, INC.

By:	/s/ Geoffrey G. Jervis
Name:	Geoffrey G. Jervis
Title:	Chief Financial Officer

Date: February 13, 2006

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated February 10, 2006